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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549
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                                       FORM 8-K

                                    CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  September 29, 1999

                              CONTANGO OIL & GAS COMPANY
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                 (Exact Name of Registrant as Specified in Charter)

             Nevada                     0-24971             95-4067606
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   (State or Other Jurisdiction (Commission File Number)   (IRS Employer
        of Incorporation)                                Identification No.)

         3700 Buffalo Speedway, Suite 960
         Houston, Texas                                    77098
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    (Address of Principal Executive Offices)            (Zip Code)

    Registrant's telephone number, including area code:  (713)960-1901
                                                         -------------

    MGPX VENTURES, INC., 17337 VENTURA BLVD., STE. 224, ENCINO, CA 91316
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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.   OTHER EVENTS.

     On September 29, 1999, the company filed an amendment to its articles of incorporation with the secretary of state of the state of Nevada changing its name from "MGPX Ventures, Inc." to "Contango Oil & Gas Company."



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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONTANGO OIL & GAS COMPANY
                                         a Nevada corporation


Date:  October 14, 1999                 By:  /s/ Kenneth R. Peak
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                                             Kenneth R. Peak
                                             President and Chief Executive
                                             Officer